EXHIBIT 10-K

                       MERCANTILE BANKSHARES CORPORATION

                               OMNIBUS STOCK PLAN

                                  (AS AMENDED)

                                   ARTICLE 1
                               OMNIBUS STOCK PLAN

    For the purposes of this Plan, the definitions set forth in Sections 1.1 through 1.22 shall be applicable.

    SECTION 1.1 AFFILIATE. "Affiliate" shall mean: (i) any corporation in which MBC owns, directly or indirectly, within the meaning of Section424(f) of the Code, 50% or more of the total combined voting power of all classes of stock of such corporation on a Grant Date; and (ii) any parent corporation of MBC, within the meaning of Section424(e) of the Code.

    SECTION 1.2  BOARD.  "Board" shall mean the Board of Directors of MBC.

    SECTION 1.3 CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

    SECTION 1.4 COMMITTEE. "Committee" shall mean the Committee appointed, pursuant to Section 3.3 of the Plan, to administer the Plan.

    SECTION 1.5 DELIVERY. "Delivery" shall mean the transfer of possession from MBC to Grantee of certificates for shares of Restricted Stock, at such time as such shares, in accordance with the provisions of a Restricted Stock Agreement, are no longer subject to forfeiture.

    SECTION 1.6 EXERCISE DATE. "Exercise Date" shall mean the date on which an Option, SAR, or PSU is exercised, determined in accordance with the provisions of an Option Agreement, Restricted Stock Agreement, or such rules and regulations as the Committee may adopt.

    SECTION 1.7 FAIR MARKET VALUE. "Fair Market Value" of a share of Stock on a date shares of Stock are to be valued ("valuation date") in accordance with the provisions of an Option Agreement or a Restricted Stock Agreement shall mean: (i) the last reported sale price per share of Stock, regular way, on the valuation date, or in case no such sale takes place, the average of the closing bid and asked prices, regular way, on such date, in either case as reported in the principal consolidated transaction reporting system for securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq National Market ("NNM"); or (ii) if the Stock is not so listed or admitted to trading or included for quotation on the valuation date, the last quoted price, or if the Stock is not quoted the average of the high bid and low asked prices, regular way, on such date, in the over-the-counter market, as reported by the NASD Automated Quotations System, or if such system is no longer in use, the principal other automated quotation system then in use; or (iii) if the Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, on the valuation date, as furnished by a professional market maker making a market in the Stock as selected in good faith by the Committee; provided, however, that the determination of fair market value shall be made in good faith in accordance with the Code. If a valuation date is not a trading day, the determination shall be made as of the next preceding trading day. "Trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the NNM, any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are closed.

    SECTION 1.8 GRANTEE. "Grantee" shall mean a Key Employee who has been granted an Option, SAR, PSU, or Restricted Stock pursuant to the provisions of the Plan.

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    SECTION 1.9  GRANT DATE.  "Grant Date" means the date on which the Committee formally acts to grant an Option, SAR, PSU, or Restricted Stock to a Grantee.

    SECTION 1.10 ISO. "ISO" shall mean an option to acquire Stock that is an incentive stock option as defined in Section422(b) of the Code.

    SECTION 1.11 KEY EMPLOYEE. "Key Employee" shall mean any employee of MBC or an Affiliate whom the Committee determines to be a Key Employee, taking into account the nature of the services rendered or to be rendered by the particular employee, the employee's potential contribution to the long-term success of MBC or an Affiliate, and such other factors as the Committee shall deem relevant.

    SECTION 1.12  MBC.  "MBC" shall mean Mercantile Bankshares Corporation.

    SECTION 1.13 NON-ISO. "Non-ISO" shall mean an option to acquire Stock that is not an ISO.

    SECTION 1.14  OPTION.  "Option" shall mean an ISO and/or a Non-ISO.

    SECTION 1.15 OPTION AGREEMENT. "Option Agreement" shall mean an agreement between MBC (or an Affiliate) and a Grantee memorializing the terms and conditions of an Option granted under Section 4.1 of the Plan, and any SAR granted in tandem therewith.

    SECTION 1.16 OPTION PRICE. "Option Price" shall mean the price per share of Stock at which an option may be exercised.

    SECTION 1.17 PLAN. "Plan" shall mean this Mercantile Bankshares Corporation Omnibus Stock Plan.

    SECTION 1.18 PSU. "PSU" shall mean a phantom stock unit, which, upon exercise thereof, shall entitle Grantee to the Fair Market Value of a share of Stock determined as of such date as the Committee shall specify.

    SECTION 1.19 RESTRICTED STOCK. "Restricted Stock" shall mean Stock granted to and registered in the name of a Grantee pursuant to Section 5.1 of the Plan, but that is non-transferable and subject to forfeiture in accordance with the provisions of Article 5 of the Plan.

    SECTION 1.20 RESTRICTED STOCK AGREEMENT. "Restricted Stock Agreement" shall mean an agreement between MBC (or an Affiliate) and a Grantee memorializing the terms and conditions imposed on Restricted Stock issued pursuant to the provisions of Section 5.1 of the Plan, and any PSUs granted in tandem therewith.

    SECTION 1.21 SAR. "SAR" shall mean a stock appreciation right, which, upon exercise thereof, shall entitle Grantee to the amount by which the Fair Market Value of a share of Stock on the Exercise Date exceeds the Fair Market Value of a share of Stock on the Grant Date.

    SECTION 1.22 STOCK. "Stock" shall mean shares of MBC's authorized but unissued common stock, par value of $2.00 per share.

                                   ARTICLE 2
                               PURPOSE AND SCOPE

    SECTION 2.1 PURPOSE. The purpose of the Plan is to promote the long-term success of MBC and its Affiliates by providing an incentive to Key Employees of MBC and its Affiliates and by encouraging Key Employees to acquire a proprietary interest in MBC. The opportunity to acquire a proprietary interest in MBC through the grant of Options, SARs, Restricted Stock, and PSUs will provide Key Employees with additional motivation to further the profitable growth of MBC and its Affiliates and will encourage them to remain in the employ of MBC or its Affiliates. The Plan applies only to Options, SARs, Restricted Stock, and PSUs granted under the Plan and shall not apply to any Option, SAR, Restricted Stock, or PSU granted under any other plan of MBC or its Affiliates.

    SECTION 2.2 SCOPE. The aggregate number of shares of Stock that may be issued under the Plan shall not exceed 1,935,000 shares, unless such number of shares is adjusted as provided in Section 6.1 hereof. If an Option expires, is cancelled, or terminates for any reason without having been exercised in full, or if the

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number of shares of Stock subject to the Option is reduced by reason of the exercise of a SAR granted in tandem therewith, or Restricted Stock is forfeited, the shares of Stock as to which the Option was not exercised and the Restricted Stock forfeited shall become available for issuance under the Plan. No employee may, in any fiscal year, be awarded grants covering more than an aggregate of 300,000 shares of Stock (the "Limit"), provided, however, that (i) Stock underlying a tandem grant of Options and SARs, or (ii) Restricted Stock and tandem PSUs shall, in either case, be counted only once in calculating the Limit. The Limit shall be adjusted to reflect any adjustment of shares of Stock under Section 6.1.

    SECTION 2.3 ELIGIBILITY AS GRANTEE. Only a Key Employee may be a Grantee; provided that no member of the Committee may be a Grantee.

    SECTION 2.4 EFFECTIVE DATE AND DURATION OF PLAN. The Plan shall become effective upon its adoption by the Board; provided that no Option, SAR, or PSU may be exercised, nor may there be any Delivery of share certificates, prior to the approval of the Plan by the shareholders of MBC. Unless previously terminated by the Board, the Plan shall terminate on the tenth anniversary of its adoption by the Board.

                                   ARTICLE 3
                             ADMINISTRATION OF PLAN

    SECTION 3.1 ADMINISTRATION BY COMMITTEE. The Plan shall be administered by a committee of the Board appointed pursuant to the provisions of Section 3.3 of the Plan.

    SECTION 3.2 POWERS OF COMMITTEE. The Committee shall have full and final authority, consistent with the exercise of the maximum discretion permitted by law:

        (i)  to identify, from time to time, Key Employees;

        (ii) to grant Options, SARs, PSUs, and Restricted Stock, from time to time, to Key Employees;

        (iii) to determine the time or times at which Options, SARs, PSUs, and Restricted Stock shall be granted;

        (iv) to determine the duration, terms and provisions of Options, Option Agreements, SARs, Restricted Stock Agreements, and PSUs, including but not limited to, any vesting or other restrictions;

        (v) to condition the exercise of any Option, SAR, PSU, or the Delivery of share certificates, on the attainment of specified performance goals by the Key Employee or by MBC or an Affiliate;

        (vi) to restrict the sale or otherwise provide for the repurchase of Stock acquired pursuant to the exercise of an Option or SAR or in accordance with the provisions of a Restricted Stock Agreement;

        (vii) to determine the Fair Market Value of Stock;

        (viii) subject to the provisions of Section 4.2, to determine the Option Price;

        (ix) to interpret the Plan, Options, Option Agreements, SARs, PSUs and Restricted Stock Agreements;

        (x) to prescribe, amend and rescind rules and regulations relating to the Plan; and

        (xi) to make all other determinations, orders and decisions which the Committee deems necessary or advisable for the administration of the Plan.

    With respect to any grant or award under the Plan, the Committee may condition the grant, award, or the vesting or exercisability of the grant or award, on one or more pre-established, objective performance goals. Such goals may include (without limitation) performance criteria such as earnings per share, return on equity, return on assets, income or net income, operating income or net operating income, sub-categories or combinations of the foregoing, and any other performance criteria contemplated by Section 162(m) of the Code and regulations thereunder.

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    All determinations made, interpretations rendered, rules and regulations adopted, and other actions taken by the Committee, pursuant to this Section 3.2, shall be conclusively binding upon MBC, an Affiliate, a Grantee, and upon all other persons for all purposes.

    SECTION 3.3  COMMITTEE.

    (a) APPOINTMENT OF COMMITTEE. The Board shall appoint a committee consisting of at least three members of the Board to administer the Plan. The Committee may be the Compensation Committee of the Board, or a subcommittee of the Compensation Committee, or such other committee as the Board may designate. The Board shall designate one member of the Committee to serve as Chairman of the Committee, and may, from time to time, in its sole and exclusive discretion, rescind its prior designation of Chairman and designate a different member of the Committee as Chairman. The Board may require that members of the Committee be "outside directors" within the meaning of Section 162(m) of the Code and "non-employee directors" as defined in Rule 16b-3 of the Securities and Exchange Commission, as amended from time to time. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

    (b) COMMITTEE MEETINGS. The Committee shall hold meetings at such times and places as it may determine. The acts of a majority of the Committee during a meeting, at which at least three members of the Board who are members of the Committee are present, or acts reduced to and approved in writing by a majority of the members of the Committee (including at least three members of the Board who are members of the Committee) without a meeting, shall be the valid acts of the Committee.

    (c) MINUTES AND REPORTS OF COMMITTEE. The Committee shall keep minutes of its proceedings and shall advise the Board of all decisions, actions, and determinations made by the Committee. The Committee shall file with the Board, at least annually, a report that shall state the total number of shares of Stock subject to Options; the total number of SARs and PSUs granted; the total number of shares of Restricted Stock granted under the Plan; the total number of shares of Stock issued pursuant to the exercise of any Option or SAR; the total number of shares of Stock as to which there has been Delivery of share certificates under the Plan; and the amount of cash paid, if any, upon the exercise of a PSU or SAR; all from the inception of the Plan and from the date of the last report of the Committee.

    SECTION 3.4 LIABILITY LIMITED. To the maximum extent permitted by law, no member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan and/or any Option, SAR, or PSU granted, Stock or Restricted Stock issued, or share certificates as to which there has been Delivery, under the Plan.

    SECTION 3.5 INDEMNIFICATION. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by MBC in respect of all their activities under the Plan.

                                   ARTICLE 4
                            OPTIONS AND TANDEM SARS

    SECTION 4.1 GRANT OF OPTIONS TO KEY EMPLOYEES. The Committee may grant Options to Key Employees for such number of shares of Stock as the Committee may determine.

    4.2 Option Price.

    (a) ISOS GRANTED TO NON-TEN PERCENT OWNERS. The Option Price of Stock subject to an ISO shall not be less than the Fair Market Value of the Stock on the Grant Date.

    (b) ISOS GRANTED TO TEN PERCENT OWNERS. If, immediately before an ISO is granted, a Key Employee owns (within the meaning of Section422(b)(6) of the Code, after the application of the attribution rules contained in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of either MBC or an Affiliate, the Option Price of Stock subject to an ISO shall not be less than 110% of the Fair Market Value of the Stock on the Grant date.

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    (c) NON-ISOS. The Option Price of Stock subject to a Non-ISO shall be determined by the Committee and may be less than the Fair Market Value of the Stock on the Grant Date but not less than the par value of the Stock.

    SECTION 4.3 GRANT OF TANDEM SARS. For each share of Stock as to which an Option is granted, the Committee may grant one SAR. All SARs shall be granted in tandem with either ISOs or Non-ISOs and, if granted in tandem with an ISO, shall conform to the requirements of Section422 of the Code with respect to the grant and exercise of alternative rights issued in connection with ISOs.

    SECTION 4.4 EXERCISE OF OPTIONS. Except as provided herein, each Option shall be exercisable in accordance with the provisions of the Option Agreement, and/or such rules and regulations as the Committee may have prescribed, and /or such determinations, orders, or decisions as the Committee may have made. If an Option is not immediately exercisable in full, the Committee may, in its discretion, accelerate the time when such Option may be exercised. MBC or an Affiliate may make or guarantee a loan to the Grantee to assist in the payment of the Option Price.

    SECTION 4.5 EXERCISE OF SARS. SARs shall be exercisable only to the extent the Option to which they relate is exercisable; provided, however, that the exercise of SARs may be limited to periods specified for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934. A SAR may not be exercised or be deemed to have been exercised when the Fair Market Value of a share of Stock on the Grant Date exceeds the current Fair Market Value of the Stock.

    SECTION 4.6 OPTION AGREEMENT. As condition of the grant of an Option, MBC and the Key Employee shall execute an Option Agreement that shall incorporate the terms of the Plan, specify the Option Price, the number of shares of Stock subject to the Option, and the number of any related SARs, and contain such other terms and conditions as the Committee may determine. If the Option granted is an ISO, the Option Agreement shall also contain such provisions as are required by the Code.

                                   ARTICLE 5
                        RESTRICTED STOCK AND TANDEM PSUS

    SECTION 5.1 ISSUANCE OF RESTRICTED STOCK. The Committee may grant such number of shares of Restricted Stock to a Key Employee as the Committee may determine. The grant of Restricted Stock shall be subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe. Each certificate for Restricted Stock shall be registered in the name of the Grantee and deposited by him, together with a stock power endorsed in blank, with MBC.

    SECTION 5.2 GRANT OF TANDEM PSUS. For each share of Restricted Stock issued, the Committee may grant one PSU. All PSUs shall be granted in tandem with Restricted Stock.

    SECTION 5.3 EXERCISE OF PSUS. PSUs shall be exercisable only as provided in the Restricted Stock Agreement to which they are subject, and such other rules and regulations as the Committee may have adopted; provided, however, that the exercise of PSUs may be limited to periods specified for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934.

    SECTION 5.4 RESTRICTED STOCK AGREEMENT. As a condition of the grant of Restricted Stock or the grant of Restricted Stock and tandem PSUs, the Key Employee and MBC shall execute a Restricted Stock Agreement that shall incorporate the provisions of the Plan, specify the number of shares of Restricted Stock granted and the number of any tandem PSUs, and contain such other terms and conditions as the Committee may determine. Except for such restrictions as are imposed by the Restricted Stock Agreement, the Grantee shall have all the rights of a shareholder of Stock. At such time as shares of Restricted Stock are no longer subject to forfeiture in accordance with the provisions of a Restricted Stock Agreement, Grantee may require Delivery by MBC of share certificates representing the number of shares of Stock that are not subject to forfeiture; provided that, in lieu of Delivery of all or some of such share certificates, a Grantee, who is also a Grantee of PSUs related to such shares, may elect to exercise such PSUs.

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                                   ARTICLE 6
                               STOCK ADJUSTMENTS

    SECTION 6.1 CHANGES IN CAPITAL STRUCTURE. In the event of a reclassification, recapitalization, combination, or exchange of stock, stock split, stock dividend, or other similar event affecting Stock, the number and class of shares of Stock issued, the number of SARs or PSUs, the number and class of shares of stock which may be issued upon exercise of Options or SARs previously granted, and the price per share payable upon exercise of Options, SARs, or PSUs, or the Delivery of Restricted Stock shall be equitably adjusted by the Committee to reflect the change. No fractional shares of stock shall be issued under the Plan on account of such adjustments.

    SECTION 6.2 SALE, MERGER OR TENDER OFFER. In the event of any proposed merger, consolidation, share exchange, or similar transaction to which MBC would be a party, or in the case of a tender or exchange offer for stock of MBC, the Committee or the Board may take such action as is deemed appropriate to effectuate the purposes of this Plan and to protect the Grantees of Options, SARs, PSUs, and Restricted Stock, which action may include, but without limitation, any one or more of the following: acceleration or change of the Exercise Dates of any Option, SAR or PSU, or the date of Delivery of Restricted Stock; arrangements with Grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option, SAR, PSU, or Restricted Stock; and in any case where equity securities other than Stock of MBC are proposed to be delivered in exchange for or with respect to Stock of MBC, arrangements providing that any Option, SAR or PSU shall become one or more Options, SARs, or PSUs with respect to such other equity securities.

    SECTION 6.3 LIQUIDATION OR DISSOLUTION. If MBC dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Option Agreement or Restricted Stock Agreement; (i) each Grantee of an Option, SAR or PSU shall have the right to exercise his Option, SAR, or PSU, and each Grantee of Restricted Stock shall have the right to require Delivery of share certificates representing such Stock, at any time up to ten days prior to the effective date of such liquidation and dissolution; and (ii) the Committee or the Board may make arrangements with Grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option, SAR, PSU, or Restricted Stock that is so cancelled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Committee or the Board may establish a different period for such exercise, Delivery, cancellation, or surrender by notice to the Grantee, and it may establish limitations on exercise, Delivery, cancellation, or surrender to avoid subjecting the Grantee to liability under Section 16(b) of the Securities Exchange Act of 1934. Any Option, SAR, or PSU not so exercised, cancelled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any Restricted Stock as to which there has not been such Delivery of share certificates or that has not been so cancelled or surrendered, shall be forfeited on the last day prior to such effective date.

    SECTION 6.4 LIMITATION ON RIGHTS OF GRANTEE. Except as expressly provided in Section 5.4, 6.1, 6.2 or 6.3 hereof, the Grantee of an Option, SAR, PSU, or Restricted Stock shall have no rights by reason of the issuance or grant of (i) shares of Stock or Restricted Stock of MBC pursuant to the Plan, (ii) additional shares of stock of MBC (regardless of class or whether issued pursuant to the Plan), (iii) any other security or debenture convertible into stock of MBC, or
(iv) any other equity security, including issuance pursuant to a plan of merger, consolidation, or statutory share exchange, and no adjustment by reason thereof shall be made with respect to the number of shares of Stock subject to an Option or SAR, or with respect to the number of shares of Restricted Stock or PSUs granted, or an Option Price or the consideration to be received upon the exercise of a SAR or PSU.

    SECTION 6.5 RIGHTS OF MBC. Neither the grant of an Option, SAR, PSU, or Restricted Stock, nor the issuance of Stock pursuant to the exercise of an Option or SAR, nor the Delivery of share certificates pursuant to the Plan shall affect in any way the right or power of MBC to issue additional shares of Stock; to make adjustments, reclassifications, reorganizations or changes in its capital or business structure; to participate in a merger, consolidation, or share exchange with another corporation; or to dissolve, liquidate, or sell or transfer all or any part of its business or assets. In making any adjustment or taking any action under this

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Article 6, or in determining that no such adjustment or action is appropriate, the Committee and the Board may rely upon the advice of counsel and accountants of MBC and the determination shall be conclusive.

                                   ARTICLE 7
                             AMENDMENT OF THE PLAN

    The Board may at any time terminate, suspend, or amend the Plan. The Board may require any Plan amendments to be submitted for approval by the stockholders of MBC in its discretion, including but not limited to cases in which such approval is deemed appropriate for compliance with Section 162(m) or other provisions of the Code, or to secure exemption from Section 16(b) of the Securities Exchange Act of 1934.

                                   ARTICLE 8
                                 MISCELLANEOUS

    SECTION 8.1 NON-TRANSFERABILITY OF OPTIONS, SARS AND PSUS. No Option, SAR, or PSU granted hereunder shall be transferable otherwise than by will or the laws of descent and distribution. During the lifetime of the Grantee, an Option, SAR, or PSU may be exercised only by him or, during the period he is under a legal disability, by his guardian or legal representative.

    SECTION 8.2 LEGAL RESTRICTIONS. MBC will not be obligated to issue shares of Stock or to undertake Delivery of share certificates if counsel to MBC determines that such issuance or Delivery would violate any law or regulation of any governmental authority or any agreement between MBC and any securities association or exchange upon which the Stock is traded. In connection with any Stock issuance or Delivery of share certificates, the person acquiring the shares shall, if requested by MBC, give assurances satisfactory to counsel to MBC regarding such matters as MBC may deem desirable to assure compliance with all legal requirements. MBC shall in no event be obliged to take any action in order to cause the exercise of any Option, SAR, or PSU.

    SECTION 8.3 MODIFICATION, EXTENSION, AND RENEWAL OF RIGHTS. Subject to the terms and conditions of the Plan and any Option Agreement, the Committee may modify, extend or renew outstanding Options, SARs, or PSUs, or accept the surrender of outstanding Options, SARs, and PSUs to the extent not previously exercised, and authorize the granting of new Options, SARs, and PSUs in substitution therefor. The Committee may not change the terms or conditions attached to any outstanding Option, SAR, PSU, or share of Restricted Stock in a manner that would adversely affect the rights of the Grantee without the express written consent of the Grantee unless so permitted by the terms of the Option Agreement or Restricted Stock Agreement.

    SECTION 8.4 APPLICATION OF FUNDS. The proceeds received by MBC from the sale of Stock pursuant to the exercise of Options shall be used for its general corporate purposes.

    SECTION 8.5 COMPLIANCE WITH SECURITIES LAW. MBC may require that a Grantee, as a condition to exercise of the Option, and as a condition of Delivery of any share certificate, provide to MBC, at the time of each such exercise and each such Delivery, a written representation that the shares of Stock being acquired shall be acquired by the Grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act of 1933 and applicable state securities laws. MBC may also require that a Grantee submit other written representations which will permit MBC to comply with federal and applicable state securities laws in connection with the issuance of the Stock, including representations as to the knowledge and experience in financial and business matters of the Grantee and his ability to bear the economic risk of his investment. MBC may require that the Grantee obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933 and applicable state securities laws. MBC may notify its transfer agent to stop any transfer of shares of Stock not made in compliance with these restrictions.

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    SECTION 8.6  PLAN SUBJECT TO CHARTER AND BY-LAWS.  This plan is subject to the Charter and By-laws of MBC, and any applicable federal or state laws, rules or regulations.

    SECTION 8.7 GENDER. As used herein the masculine gender shall include the feminine as the identity of an employee may require.

    SECTION 8.8 GOVERNING LAW. The validity, interpretation and administration of the Plan, Option Agreements, Restricted Stock Agreements, and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to its conflict of laws rules and principles. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Maryland without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought.

    SECTION 8.9 HEADINGS. The headings in this Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

    SECTION 8.10 NOTICES. All notices and other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the employee at the address contained in the records of MBC or an Affiliate, or to MBC for the attention of its Secretary at its principal office.

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                                     Note
                                    ------

     Pursuant to a 3-for-2 split of the Stock (in the form of a stock dividend) on June 30, 1997, the maximum number of shares of Stock issuable under the Plan and the Limit on the number of such shares underlying grants to any employee in any fiscal year, set forth in Section 2.2 of the Plan, were adjusted to 2,902,500 shares and 450,000 shares, respectively.